EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            REPORT OF FOREIGN ISSUER
                      PURSUANT TO RULE 13A-16 OR 15D-16 OF
                       THE SECURITIES EXCHANGE ACT OF 1934


For the Quarterly Payment Date on December 20, 2002

                           CRUSADE MANAGEMENT LIMITED,
              -----------------------------------------------------
               as manager of the Crusade Global Trust No.2 of 2001
             (Exact name of Registrant as specified in its Charter)


             LEVEL 11, 55 MARKET STREET, SYDNEY, NSW 2000, AUSTRALIA
            ---------------------------------------------------------
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                          Form 20-F [X]    Form 40-F [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.
                             Yes [ ]           No [X]


         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-______________________________.

OTHER EVENTS

         On the Quarterly Payment Date falling on December 20, 2002, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").


FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 2 of 2001, by the undersigned, thereunto duly authorized.


                     Crusade Management Limited,
                     as Trust Manager for the Crusade Global Trust No.2 of 2001,
                     -----------------------------------------------------------
                     (Registrant)




Dated: January 23, 2003

                                      By:    /S/  ROGER DESMARCHELIER
                                         ---------------------------------------
                                         Name:    Roger Desmarchelier
                                         Title:   Executive Manager

EXHIBIT INDEX


EXHIBIT        DESCRIPTION
------------   -----------------------------------------------------------------

99.1           The Noteholders Report for the Quarterly Payment Date on
               December 20, 2002

                                                                   EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                       CRUSADE GLOBAL TRUST NO. 2 OF 2001

                      COUPON PERIOD ENDING 20 DECEMBER 2002


USD NOTES
---------------------------------------------------------------------------------------------------------------------
                       FV OUTSTANDING                                 COUPON PAYMENTS      PRINCIPAL        CHARGE
                            (USD)         BOND FACTOR   COUPON RATE        (USD)         PAYMENTS (USD)    OFFS (AUD)
---------------------------------------------------------------------------------------------------------------------
CLASS A NOTES          515,696,392.17      64.462049%     1.99500%      2,842,437.78     47,953,172.30        0.00
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                       FV OUTSTANDING                                 COUPON PAYMENTS       PRINCIPAL       CHARGE
                            (AUD)         BOND FACTOR   COUPON RATE        (AUD)         PAYMENTS (USD)    OFFS (AUD)
---------------------------------------------------------------------------------------------------------------------
CLASS B NOTES          37,550,000.00      100.000000%     5.41050%        506,519.15              0.00        0.00
CLASS C NOTES           3,235,000.00      100.000000%     5.63050%         45,411.91              0.00        0.00
---------------------------------------------------------------------------------------------------------------------


                                                                     30-NOV-02
POOL SUMMARY                                                            AUD
--------------------------------------------------------------------------------
Outstanding Balance - Variable Rate Housing Loans                   830,255,603
Outstanding Balance - Fixed Rate Loans                              176,510,839
Number of Loans                                                           8,284
Weighted Average Current LVR                                             61.36%
Average Loan Size                                                       121,531
Weighted Average Seasoning                                             29  mths
Weighted Average Term to Maturity                                      266 mths


PRINCIPAL COLLECTIONS                                                   AUD
--------------------------------------------------------------------------------
Scheduled Principal Payments                                       7,437,568.69
Unscheduled Principal Payments                                    89,936,772.58
Redraws                                                            7,574,393.15
Principal Collections                                             89,799,948.12


TOTAL AVAILABLE PRINCIPAL                                               AUD
--------------------------------------------------------------------------------
Principal Collections                                             89,799,948.12
Principal Charge Offs                                                      0.00
Pay Back of Principal Draw                                                 0.00
Total Available Principal                                         89,799,948.12
Outstanding Principal Draws From Previous Period                           0.00

Principal Distributed                                             89,799,948.12
Principal Retained                                                         0.00


TOTAL AVAILABLE FUNDS                                                   AUD
--------------------------------------------------------------------------------
Available Income                                                  19,306,135.52
Principal Draw                                                             0.00
Liquidity Draw                                                             0.00

Total Available Funds                                             19,306,135.52


REDRAW & LIQUIDITY FACILITIES                                          AUD
--------------------------------------------------------------------------------
Redraw Shortfall                                                           0.00
Redraw Carryover Charge Offs                                               0.00



CPR
--------------------------------------------------------------------------------
                                           SEP. -02     OCT. -02    NOV. -02
                                           --------     --------    --------
                            1 MTH CPR        27.58%       25.93%      27.33%
--------------------------------------------------------------------------------


ARREARS
--------------------------------------------------------------------------------
                            % OF POOL
                          (BY BALANCE)
                          ------------
31 - 59 DAYS                  0.51%
60 - 89 DAYS                  0.18%

90+ DAYS                      0.08%
DEFAULTS                      0.002%
LOSSES                         Nil
--------------------------------------------------------------------------------

                                  Page 1 of 1